UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2011
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Grant of Options to the Executive Officers under the 2007 Stock Incentive Plan

Effective August 24, 2011 (the "Grant Date"), Ireland Inc. (the "Company") granted non-qualified stock options to acquire an aggregate of 1,200,000 shares of the Company’s common stock under the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) to certain of its executive officers as follows:

1.	Douglas D.G. Birnie, the Company's CEO, President and Secretary, was granted non-qualified stock options to purchase an aggregate of 600,000 shares of the Company's common stock as follows:

	(a)	Options to purchase an aggregate of 300,000 shares of the Company’s common stock vesting on the dates and in the amounts, exercisable at the price, and expiring on the dates, each as set out below:

Number of Options to	Exercise Price
Vest	Per Share	Vesting Date	Expiration Date
50,000	$0.75	The Grant Date	June 29, 2016
50,000	$0.75	December 31, 2011	December 30, 2016
50,000	$0.75	June 30, 2012	June 29, 2017
50,000	$0.75	December 31, 2012	December 30, 2017
50,000	$0.75	June 30, 2013	June 30, 2018
50,000	$0.75	December 31, 2013	December 30, 2018

(b)

Options to purchase an aggregate of 150,000 shares of the Company’s common stock at an exercise price of $0.75 per share, vesting on the dates and in the amounts, and expiring on the dates, each as set out below:

Number of Options to
Vest	Vesting Date	Expiration Date
150,000

The first date after the Grant Date that the closing price for the Company’s common stock (as quoted by the principal market or exchange on which such shares trade) exceeds $1.50 per share for 20 consecutive trading days.

The date that is 5 years after the vesting date.

(c)

Options to purchase an aggregate of 150,000 shares of the Company’s common stock at an exercise price of $0.75 per share, vesting upon the Board of Directors determining, by resolution, that the Company has, from the Grant Date, made adequate and sufficient progress on its technical and feasibility programs for the Company’s Columbus Mineral Project, and expiring on the date that is 5 years after the vesting date.

2.	Robert D. McDougal, the Company's CFO and Treasurer, was granted non-qualified stock options to purchase an aggregate of 300,000 shares of the Company's common stock as follows:

	(a)	Options to purchase an aggregate of 150,000 shares of the Company’s common stock vesting on the dates and in the amounts, exercisable at the price, and expiring on the dates, each as set out below:

Number of Options to	Exercise Price	Vesting Date	Expiration Date
Vest	Per Share
25,000	$0.75	The Grant Date	June 29, 2016
25,000	$0.75	December 31, 2011	December 30, 2016
25,000	$0.75	June 30, 2012	June 29, 2017
25,000	$0.75	December 31, 2012	December 30, 2017
25,000	$0.75	June 30, 2013	June 30, 2018
25,000	$0.75	December 31, 2013	December 30, 2018

(b)

Options to purchase an aggregate of 75,000 shares of the Company’s common stock at an exercise price of $0.75 per share, vesting on the dates and in the amounts, and expiring on the dates, each as set out below:

Number of Options to	Vesting Date	Expiration Date
Vest
75,000

The first date after the Grant Date that the closing price for the Company’s common stock (as quoted by the principal market or exchange on which such shares trade) exceeds $1.50 per share for 20 consecutive trading days.

The date that is 5 years after the vesting date.

(c)

Options to purchase an aggregate of 75,000 shares of the Company’s common stock at an exercise price of $0.75 per share, vesting upon the Board of Directors determining, by resolution, that the Company has, from the Grant Date, made adequate and sufficient progress on its technical and feasibility programs for the Company’s Columbus Mineral Project, and expiring on the date that is 5 years after the vesting date.

3.	David Z. Strickler, Jr., the Company's VP of Finance and Administration, was granted non-qualified stock options to purchase an aggregate of 300,000 shares of the Company's common stock as follows:

	(a)	Options to purchase an aggregate of 150,000 shares of the Company’s common stock vesting on the dates and in the amounts, exercisable at the price, and expiring on the dates, each as set out below:

Number of Options to	Exercise Price	Vesting Date	Expiration Date
Vest	Per Share
25,000	$0.75	The Grant Date	June 29, 2016
25,000	$0.75	December 31, 2011	December 30, 2016
25,000	$0.75	June 30, 2012	June 29, 2017
25,000	$0.75	December 31, 2012	December 30, 2017
25,000	$0.75	June 30, 2013	June 30, 2018
25,000	$0.75	December 31, 2013	December 30, 2018

(b)

Options to purchase an aggregate of 75,000 shares of the Company’s common stock at an exercise price of $0.75 per share, vesting on the dates and in the amounts, and expiring on the dates, each as set out below:

Number of Options to	Vesting Date	Expiration Date
Vest
75,000

The first date after the Grant Date that the closing price for the Company’s common stock (as quoted by the principal market or exchange on which such shares trade) exceeds $1.50 per share for 20 consecutive trading days.

The date that is 5 years after the vesting date.

(c)

Options to purchase an aggregate of 75,000 shares of the Company’s common stock at an exercise price of $0.75 per share, vesting upon the Board of Directors determining, by resolution, that the Company has, from the Grant Date, made adequate and sufficient progress on its technical and feasibility programs for the Company’s Columbus Mineral Project, and expiring on the date that is 5 years after the vesting date.

Pursuant to the option agreements between the Company and Messrs. Birnie, McDougal and Strickler with respect to the above grants, each of the options granted to Messrs. Birnie, McDougal and Strickler will automatically vest and become exercisable upon the occurrence of a change in control of the Company.

Copies of the option agreements for Messrs. Birnie, McDougal and Strickler are attached as exhibits to this Current Report on Form 8-K.

SECTION 8 – OTHER EVENTS.

ITEM 8.01             OTHER EVENTS.

Grant of Options to Employees Pursuant to 2007 Plan

On August 24, 2011, the Company granted non-qualified stock options to acquire an aggregate of 375,000 shares of the Company’s common stock under the Company’s 2007 Stock Incentive Plan to certain employees of the Company. Each of the options was granted with an exercise price of $0.75 per share subject to certain vesting provisions and expiring five years after vesting.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit Number	Description of Exhibit

10.1	Non-Qualified Stock Option Agreement for Douglas D.G. Birnie.

10.2	Non-Qualified Stock Option Agreement for Robert D. McDougal.

10.3	Non-Qualified Stock Option Agreement for David Z. Strickler, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: August 25, 2011
	By:	/s/ Douglas D.G. Birnie
Name: Douglas D.G. Birnie
Title: CEO and President